                          GlobalShare Program Amendment
                          -----------------------------


                  RESOLVED, that Subsection (ii) of Section (l) of Article 2 of the Heidrick & Struggles GlobalShare Programs II and Subsection (ii) of Section (m) of Article 2 of the Heidrick & Struggles GlobalShare Program I are hereby amended to read as follows:

                  "(l)(ii) as of any date on or after an Initial Public Offering, the value of a Share as determined by the Committee or under procedures established by the Committee. Unless otherwise determined by the Committee, the value of a Share as of any date on or after an Initial Public Offering shall be the arithmetic mean of the high and low prices of the Shares as reported on such date on the Composite Tape of the principal national securities exchange on which such Shares are listed or admitted to trading, or, if no Composite Tape exists for such national securities exchange on such date, then on the principal national securities exchange on which such Shares are listed or admitted to trading, or, if the Shares are not listed or admitted on a national securities exchange, the arithmetic mean of the per Share closing bid price and per Share closing asked price on such date as quoted on the National Association of Securities Dealers Automated Quotation System (or such market in which such prices are regularly quoted), or, if there is no market on which the Shares are regularly quoted, the Fair Market Value shall be the value established by the Committee in good faith. If no sale of Shares shall have been reported on such Composite Tape or such national securities exchange on such date or quoted on the National Association of Securities Dealer Automated Quotation System on such date, then the immediately preceding date on which sales of the Shares have been so reported or quoted shall be used."

                  "(m)(ii) as of any date on or after an Initial Public Offering, the value of a Share as determined by the Committee or under procedures established by the Committee. Unless otherwise determined by the Committee, the value of a Share as of any date on or after an Initial Public Offering shall be the arithmetic mean of the high and low prices of the Shares as reported on such date on the Composite Tape of the principal national securities exchange on which such Shares are listed or admitted to trading, or, if no Composite Tape exists for such national securities exchange on such date, then on the principal national securities exchange on which such Shares are listed or admitted to trading, or, if the Shares are not listed or admitted on a national securities exchange, the arithmetic mean of the per Share closing bid price and per Share closing asked price on such date as quoted on the National Association of Securities Dealers Automated Quotation System (or such market in which such prices are regularly quoted), or, if there is no market on which the Shares are regularly quoted, the Fair Market Value shall be the value established by the Committee in good faith. If no sale of Shares shall have been reported on such Composite Tape or such national securities exchange on such date or quoted on the National Association of Securities Dealer Automated Quotation System on such date, then the immediately preceding date on which sales of the Shares have been so reported or quoted shall be used."

                  RESOLVED, that Article 17 of the Heidrick & Struggles GlobalShare Programs I and II is hereby amended to read as follows:

                  "The Program shall be governed by and construed in accordance with the laws of the State of Illinois applicable to contracts made and to be performed in the State of Illinois."

                          GlobalShare Program Amendment
                          -----------------------------

                  RESOLVED, that Article 3 of the 1998 Heidrick & Struggles GlobalShare Program II is hereby amended in its entirety to read as follows:


         3.       Shares Subject to the Program

                  The total number of Shares authorized or reserved for issuance upon the exercise or issuance of all Awards under the Program and the 1998 Heidrick & Struggles GlobalShare Program I ("Program I") (herein collectively referred to as the "Overall Program"), subject to adjustments upon certain events described in Article 11 of the Program, shall not exceed an aggregate amount equal to thirty percent (30%) of the highest number of Shares which are issued and outstanding from time to time during the term of the Overall Program, provided, however, that in no event will the sum of the total number of Shares authorized or reserved for issuance upon the exercise or issuance of all Awards granted under the Overall Program plus the total amount of the Company's issued and outstanding Shares exceed the number of Shares authorized for issuance under the Company's Amended and Restated Certificate of Incorporation. The aggregate maximum number of Shares for which Awards may be granted under the Overall Program during a calendar year to any Participant in either the Program or Program I shall be 275,000. The Shares may consist, in whole or in part, of authorized and unissued Shares or treasury Shares or Shares which are authorized and issued and have been acquired by or on behalf of the Company or the Overall Program and are available for Awards under the Overall Program. The issuance of Shares or the payment of cash upon the exercise of an Award shall reduce the total number of Shares available under the Overall Program, as applicable. Shares which are subject to Awards which are forfeited, terminated, or expire unexercised may be granted again under the Overall Program.

                          GlobalShare Program Amendment
                          -----------------------------

                  RESOLVED, that Article 3 of the 1998 Heidrick & Struggles GlobalShare Program I is hereby amended in its entirety to read as follows:


         3.       Shares Subject to the Program

                  The total number of Shares authorized or reserved for issuance upon the exercise or issuance of all Awards under the Program and the 1998 Heidrick & Struggles GlobalShare Program II ("Program II") (herein collectively referred to as the "Overall Program"), subject to adjustments upon certain events described in Article 11 of the Program, shall not exceed an aggregate amount equal to thirty percent (30%) of the highest number of Shares which are issued and outstanding from time to time during the term of the Overall Program, provided, however, that in no event will the sum of the total number of Shares authorized or reserved for issuance upon the exercise or issuance of all Awards granted under the Overall Program plus the total amount of the Company's issued and outstanding Shares exceed the number of Shares authorized for issuance under the Company's Amended and Restated Certificate of Incorporation. The aggregate maximum number of Shares for which Awards may be granted under the Overall Program during a calendar year to any Participant in either the Program or Program II shall be 275,000. The Shares may consist, in whole or in part, of authorized and unissued Shares or treasury Shares or Shares which are authorized and issued and have been acquired by or on behalf of the Company or the Overall Program and are available for Awards under the Overall Program. The issuance of Shares or the payment of cash upon the exercise of an Award shall reduce the total number of Shares available under the Overall Program, as applicable. Shares which are subject to Awards which are forfeited, terminated, or expire unexercised may be granted again under the Overall Program.

                          GLOBALSHARE PROGRAM AMENDMENT
                          -----------------------------

                  Resolved, that Article 4 of the 1998 Heidrick & Struggles GlobalShare Program I shall be amended to delete the last full sentence of Article 4 and replace it with the following sentence:

                           "The Board, by specific resolution, may constitute
                  the chief executive officer as a committee of one which shall have the authority to grant Awards of up to an aggregate of 200,000 Shares in each calendar year to each Participant in the Program or in Program II who is not subject to the rules promulgated under Section 16 of the Act or Section 162(m) of the Code (or any successor section of either); provided, however, that such chief executive officer shall notify the Committee of any such grants made pursuant to this Section 4."


                  Resolved, that Article 4 of the 1998 Heidrick & Struggles GlobalShare Program II shall be amended to delete the last full sentence of Article 4 and replace it with the following sentence:


                           "The Board, by specific resolution, may constitute
                  the chief executive officer as a committee of one which shall have the authority to grant Awards of up to an aggregate of 200,000 Shares in each calendar year to each Participant in the Program or in Program I who is not subject to the rules promulgated under Section 16 of the Act or Section 162(m) of the Code (or any successor section of either); provided, however, that such chief executive officer shall notify the Committee of any such grants made pursuant to this Section 4."